Exhibit 99.1

Z SQUARED, INC.

AUDITED FINANCIAL STATEMENTS

For the Years Ended December 31, 2025 and 2024

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of

Z Squared, Inc.

Miami, Florida

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Z Squared, Inc. (the “Company”) as of December 31, 2025 and 2024, the related statement of operations, changes in stockholders’ equity (deficit) and cash flows for each of the years in the two-year period ended December 31, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About its Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has experienced negative cash flows from operations for the years ended December 31, 2025 and 2024, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Stephano Slack LLC

We have served as the Company’s auditor since 2024.

Wayne, Pennsylvania

February 19, 2026

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Z SQUARED INC.

BALANCE SHEETS

	December 31,	December 31,
	2025	2024

ASSETS
Current assets:
Cash and cash equivalents	$1,402	$–
Total current assets	1,402	–
Total assets	$1,402	$–

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Advance from affiliate	$120	$120
Total current liabilities	120	120
Total liabilities	120	120

Stockholders’ equity (deficit):

Common stock, no par value, 1,000,000 shares authorized and no shares outstanding at December 31, 2025 and 2024	–	–
Additional paid-in capital	1,725	–
Accumulated deficit	(443)	(120)
Total stockholders’ equity (deficit)	1,282	(120)
Total liabilities and stockholders’ equity (deficit)	$1,402	$–

The accompanying notes are an integral part of these financial statements.

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Z SQUARED INC.

STATEMENTS OF OPERATIONS

For the Years ended December 31, 2025 and 2024

	2025	2024

Revenues, net	$–	$–
Cost of revenues	–	–
Gross profit	–	–

Operating expenses:
Selling, general and administrative expenses	323	60
Total operating expenses	323	60
Operating loss	(323)	(60)

Net loss before income tax expense	(323)	(60)

Income tax expense	–	–

Net loss	$(323)	$(60)

Net loss per share – basic and diluted	$–	$–

Weight average number of common shares outstanding – basic and diluted	–	–

The accompanying notes are an integral part of these financial statements.

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Z SQUARED INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

For the Years ended December 31, 2025 and 2024

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balances, January 1, 2025	–	$–	$–	$(120)	$(120)
Capital contribution	–	–	1,725	–	1,725
Net loss	–	–	–	(323)	(323)
Balances, December 31, 2025	–	$–	$1,725	$(443)	$1,282

Balances, January 1, 2024	–	$–	$–	$(60)	$(60)
Net loss	–	–	–	(60)	(60)
Balances, December 31, 2024	–	$–	$–	$(120)	$(120)

The accompanying notes are an integral part of these financial statements.

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Z SQUARED INC.

STATEMENTS OF CASH FLOWS

For the Years ended December 31, 2025 and 2024

	2025	2024

Cash flows from operating activities:
Net loss	$(323)	$(60)
Adjustments to reconcile net loss to net cash used in operating activities:
Expenses paid by officer on behalf of Company	225	–
Advance from affiliate	–	60
Net cash used in operating activities	(98)	–

Cash flows from investing activities:
	–	–
Net cash used in investing activities	–	–

Cash flows from financing activities:
Capital contribution	1,500	–
Net cash provided by financing activities	1,500	–

Net increase in cash and cash equivalents	1,402	–
Cash and cash equivalents, beginning of the year	–	–
Cash and cash equivalents, end of the year	$1,402	$–

Supplemental disclosure of cash flow information:
Cash paid for interest	$–	$–
Cash paid for income taxes	$–	$–

Supplemental disclosure of non-cash investing and financing activities:
Expenses paid by officer on behalf of Company treated as additional paid-in capital	$225	$–

The accompanying notes are an integral part of these financial statements.

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Z SQUARED INC.

NOTES TO FINANCIAL STATEMENTS

For the Years ended December 31, 2025 and 2024

1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Z Squared Inc. (the “Company”), formerly known as Preferred Asset Holdings, Inc., was incorporated in the State of Wyoming on December 21, 2022. The Company changed its name to Z Squared Inc. on April 3, 2025, and is headquartered in Fort Lauderdale, Florida.

As of December 31, 2025, the Company had not issued any shares of common stock, and therefore had no stockholders of record. The Company is a development-stage enterprise currently focused on establishing operations in the cryptocurrency mining industry. As of December 31, 2025, the Company had not commenced principal operations and had not generated any revenues. As of December 31, 2025, the Company had no subsidiaries.

On April 25, 2025, the Company entered into an Asset-for-Share Exchange Agreement (the “Exchange Agreement”) with BSG Series CM LLC (“Transferor”), a South Carolina limited liability company. Pursuant to the terms of the Exchange Agreement, Transferor agreed to contribute certain computer equipment consisting of cryptocurrency mining machines (the “Assets”) to the Company in exchange for 40,446,956 shares of the Company’s common stock (the “Shares”). The Shares will be issued pursuant to an exemption from registration under the Securities Act of 1933 and will be subject to customary restrictive legends and transfer limitations. The transfer of the Assets and the issuance of the Shares is contingent upon satisfaction of certain closing conditions, including the concurrent closing of the Merger Transaction (see below) and satisfaction of conditions set forth in the SEC litigation matter described below, and compliance with a court order issued in the matter Securities and Exchange Commission v. David Feingold, et al., Case No. 1:25-cv-20436-DPG (S.D. Fla.), dated April 21, 2025. That order requires Transferor to make a court-appointed monitor aware of all material business decisions prior to effecting such transfer. Transferor must provide financial statements, contractual agreements, any records reflecting the valuation of assets, communications with investors, and other relevant records to the monitor, and the Transferor must comply with any determinations or recommendations for action issued by the monitor. The Exchange Agreement includes the following resale restrictions on the Shares:

•	Lock-Up: No sales are permitted unless the 10-day volume-weighted average price (“VWAP”) of common stock exceeds $16.00 per share.
•	Leak-Out: Transferor may sell no more than 1/18th of its holdings per calendar month for 18 months following the Company becoming publicly traded, subject to:

o	Daily volume cap of 5% of the average daily trading volume over the prior 10 trading days;
o	Prohibition on short sales or below-ask trades;
o	Aggregation of sales across affiliated entities.

•	Suspension/Reinstatement: If the closing price exceeds $35.00 for two consecutive trading days, restrictions are suspended. If it subsequently falls below $35.00 for two consecutive days, restrictions are reinstated.

The assets to be delivered by Transferor are expected to consist of approximately 9,000 cryptocurrency mining machines. Given the contribution of the mining machines in exchange for shares of Z Squared, and the related-party nature of the relationship with BSG Series CM, the value of the cryptocurrency machines was determined based on the historical carrying amount recognized in the accounts of BSG Series CM. The Company considered the requirements of ASC 850-10-50-5, which presumes that transactions between related parties are not necessarily consummated on an arm’s-length basis, and ASC 805-50-30-5, which requires that transfers of assets or exchanges of shares between entities under common control be recognized at the historical carrying amounts in the accounts of the transferring entity. As of the date these unaudited financial statements were issued, no assets or consideration have been exchanged.

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Z SQUARED INC.

NOTES TO FINANCIAL STATEMENTS

For the Years ended December 31, 2025 and 2024

1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION (continued)

Merger Agreement

On the same date as the Exchange Agreement, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Coeptis Therapeutics Holdings, Inc. (“Coeptis”) and CP Merger Sub Inc., a wholly-owned subsidiary of Coeptis. Under the Merger Agreement, CP Merger Sub Inc. will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Coeptis. The closing of the merger is subject to customary conditions including shareholder approval, SEC effectiveness of a registration statement, delivery of the Assets under the Exchange Agreement, and satisfaction of the SEC order noted above.

Following the closing of the Merger (as described in Note 8), the Company will become the operating entity for the combined company’s cryptocurrency mining business. As of December 31, 2025 and through the date these financial statements were issued, the Merger had not yet closed, and these audited financial statements do not reflect the effects of the proposed transactions.

Basis of Presentation.

The accompanying audited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Certain of the Company’s estimates could be affected by external conditions, including those unique to the Company and general economic conditions. It is reasonably possible that these external factors could have an effect on the Company’s estimates and could cause actual results to differ from those estimates.

Cash and Cash Equivalents. The Company considers all highly liquid, short-term investments with original maturities of three months or less when purchased to be cash equivalents. As of December 31, 2025, the Company held $1,402 of cash or cash equivalents.

Contingent Liabilities. The Company, from time to time, may be involved in certain legal proceedings. Based upon consultation with outside counsel handling its defense in these matters and the Company’s analysis of potential outcomes, if the Company determines that a loss arising from such matters is probable and can be reasonably estimated, an estimate of the contingent liability is recorded in its financial statements. If only a range of estimated loss can be determined, an amount within the range that, based on estimates, assumptions and judgments, reflects the most likely outcome, is recorded as a contingent liability in the financial statements. In situations where none of the estimates within the estimated range is a better estimate of probable loss than any other amount, the Company records the low end of the range. Any such accrual would be charged to expense in the appropriate period. Litigation expenses for these types of contingencies are recognized in the period in which the litigation services were provided.

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Z SQUARED INC.

NOTES TO FINANCIAL STATEMENTS

For the Years ended December 31, 2025 and 2024

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition. The Company has not recognized any revenues for the years ended December 31, 2025 and 2024. The Company has adopted Accounting Standards Codification (ASC) Topic 606, Revenue from Contracts with Customers, which establishes principles for recognizing revenue from customer contracts. Under ASC 606, revenue is recognized when control of a promised good or service is transferred to the customer, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services. Although the Company has not commenced revenue-generating activities as of December 31, 2025, it is in the process of preparing to commence cryptocurrency mining operations. Upon commencement, the Company expects to generate revenue primarily through the validation of blockchain transactions and the subsequent receipt of cryptocurrency rewards. The Company’s future revenue recognition model will evaluate each blockchain protocol to determine whether revenue is earned through a contract with a customer under ASC 606 or through other guidance, such as ASC 610, depending on the nature of the consideration. To the extent that mining rewards are deemed to arise from arrangements that fall under ASC 606, the Company will apply the following five-step model:

1.	Identify the contract(s) with a customer
2.	Identify the performance obligations in the contract
3.	Determine the transaction price
4.	Allocate the transaction price to the performance obligations
5.	Recognize revenue when or as the entity satisfies a performance obligation

The Company will also assess whether it is acting as a principal or agent in its arrangements and whether variable consideration (e.g., mining rewards subject to network difficulty and block confirmation) is constrained. In periods when the Company receives digital assets, those assets will be measured at fair value on the date received and recognized as revenue if they meet the criteria under ASC 606.

As of December 31, 2025, the Company had not yet acquired or deployed any mining equipment and has not commenced any mining operations.

Cost of Revenues. Cost of revenues will include the direct costs associated with cryptocurrency mining operations, including electricity and power usage, depreciation of mining equipment, mining pool fees, and other costs directly attributable to the generation of cryptocurrency rewards.

Comprehensive income. The Company follows Accounting Standards Codification (“ASC”) 220 in reporting comprehensive income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. For the years ended December 31, 2025 and 2024, the Company had no items of other comprehensive income. As such, comprehensive loss equals net loss for each period presented.

Earnings Per Share. The Company follows ASC 260 when reporting Earnings Per Share (“EPS”) resulting in the presentation of basic and diluted earnings per share. Basic net (loss) income per common share is computed by dividing net (loss) income by the weighted average number of common shares outstanding during the period. Diluted net (loss) income per common share is computed by dividing net income by the weighted average number of common shares outstanding, plus the effect of potentially dilutive securities, if any, using the treasury stock method. In periods when losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents because their inclusion would be anti-dilutive.

The Company did not have any potentially dilutive securities outstanding as of December 31, 2025 and 2024. Because the Company had no common shares outstanding during the years ended December 31, 2025 and 2024, net (loss) income per share has not been presented as it is not meaningful.

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Z SQUARED INC.

NOTES TO FINANCIAL STATEMENTS

For the Years ended December 31, 2025 and 2024

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes. The Company accounts for income taxes under the provisions of the FASB ASC Topic 740 “Income Taxes” (“ASC Topic 740”). The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in the financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts (“temporary differences”) at enacted tax rates in effect for the years in which the temporary differences are expected to reverse. The Company utilizes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s financial statements as of December 31, 2025 and 2024. The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the statements of comprehensive income. The Company is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.

Fair Value Measurements. The Company measures the fair value of financial assets and liabilities based on the guidance of ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example, cash flow modeling inputs based on assumptions)

Recent Accounting Pronouncements. In December 2023, the FASB issued ASU 2023-08, Intangibles—Goodwill and Other – Crypto Assets (Subtopic 350-60): Accounting for and Disclosure of Crypto Assets. The new guidance requires entities to measure certain crypto assets at fair value, with changes in fair value recognized in net income. The amendments are effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company is currently evaluating the impact of this guidance and will apply it upon commencement of cryptocurrency mining operations.

Segment Reporting. The Company follows ASC 280, Segment Reporting, and uses the management approach to identify operating segments. The Company’s Chief Executive Officer is the chief operating decision maker. As of December 31, 2025, the Company operated in a single reportable segment focused on the development of cryptocurrency mining operations.

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Z SQUARED INC.

NOTES TO FINANCIAL STATEMENTS

For the Years ended December 31, 2025 and 2024

3. GOING CONCERN

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has negative cash flows from operations, incurred a loss since inception resulting in an accumulated deficit of $443 and $120 as of December 31, 2025 and 2024, respectively, and additional losses are expected as the Company develops its operations. These factors raise substantial doubts about the Company’s ability to continue as a going concern for a period of 12 months from the date of this annual report.

As of December 31, 2025 and 2024, the Company had approximately $1,402 and $0 in cash and cash equivalents, respectively. The Company expects that its current cash and cash equivalents as of the date of this annual report, will not be sufficient to support its projected operating requirements for at least the next 12 months from this date.

The Company expects to need additional capital in order to generate revenues. Any additional equity financing, if available, may not be on favorable terms and would likely be significantly dilutive to the Company’s current stockholders, and debt financing, if available, may involve restrictive covenants. The Company’s ability to access capital when needed is not assured and, if not achieved on a timely basis, will likely have a materially adverse effect on its business, financial condition and results of operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

4. INCOME TAXES

As discussed in Note 2, the Company utilizes the asset and liability method of accounting for income taxes in accordance with FASB ASC 740.

The income tax provision (benefit) consists of the following:

	2025	2024

Current	$(82)	$–
Deferred	–	–
Change in valuation allowance	82	–
Total income tax provision (benefit)	$–	$–

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	2025		2024

U.S. federal income tax benefit at federal statutory rate	21.0%		0.0%
State tax, net of federal tax effect	4.0%		–%
Change in valuation allowance	(25.0%	)	0.0%
Total income tax provision	0.0%		0.0%

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Z SQUARED INC.

NOTES TO FINANCIAL STATEMENTS

For the Years ended December 31, 2025 and 2024

4. INCOME TAXES (continued)

The tax effects of temporary differences that give rise to deferred tax assets or liabilities are presented below:

	2025	2024

Deferred tax assets:
Net operating loss carryforwards	$82	$–
Less: valuation allowance	(82)	–
Net deferred tax assets	$–	$–

The valuation allowance for deferred tax assets as of December 31, 2025 and 2024 was $82 and $0. The change in the total valuation for the year ended December 31, 2025 was an increase of $82. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the net operating losses and temporary differences become deductible. Management considered projected future taxable income and tax planning strategies in making this assessment. The value of the deferred tax assets was offset by a valuation allowance, due to the current uncertainty of the future realization of the deferred tax assets.

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the statement of operations. As of January 1, 2025, the Company had no unrecognized tax benefits and no charges during 2025, and accordingly, the Company did not recognize any interest or penalties during 2025 related to unrecognized tax benefits. There is no accrual for uncertain tax positions as of December 31, 2025.

The Company was not subject to federal or state income taxes during the period it was a Wyoming shelf company, which was from December 21, 2022 (date of inception) through March 18, 2025, date of change of control. Thus, there was no income tax benefit for the net loss for the year ended December 31, 2024. In addition, there no net operating losses were generated from inception through March 18, 2025. The Company is subject to U.S. federal and Florida income taxes in 2025.

As of December 31, 2025, the Company had a net operating loss carryforward for U.S. federal income tax purposes and Florida income taxes of approximately $ These carryforwards were generated in 2025 and, under current tax law, do not expire but are limited to offsetting a maximum of 80% of taxable income in future periods, subject to Section 382 and similar state limitations.

Under Section 382 of the Internal Revenue Code, as amended, changes in the Company’s ownership may limit the amount of its net operating loss carryforwards that could be utilized annually to offset future taxable income, if any. This limitation would generally apply in the event of a cumulative change in ownership of the Company of more than 50% within a three-year period. The Company believes that operating loss carryforwards may be limited under Section 382 limitations, although Section 382 studies have not been conducted to determine the actual limitations.

5. STOCKHOLDERS’ EQUITY

Common Stock. The Company has authorized capital of 1,000,000 shares of no-par common stock.

During 2025, our Chief Executive Officer contributed $1,500 to fund operating costs. No shares were issued in connection with this contribution.

Also during 2025, our Chief Executive Officer paid $225 of corporate costs related to a legal name change on behalf of the Company. The Company recorded the expense within selling, general and administrative expenses with a corresponding increase to additional paid-in capital.

As of December 31, 2025 and 2024, the Company had no shares of common stock issued and outstanding, respectively.

6

Z SQUARED INC.

NOTES TO FINANCIAL STATEMENTS

For the Years ended December 31, 2025 and 2024

6. COMMITMENTS AND CONTINGENCIES

Operating Leases. The Company utilizes office space controlled by an affiliated entity. The arrangement is informal, and the Company does not pay rent or have a lease agreement in place. As such, no lease liability or right-of-use asset has been recorded, and no rent expense was recognized for the years ended December 31, 2025 and 2024, as management believes the estimated fair value of the use of these facilities is not material to the accompanying financial statements.

As of December 31, 2025 and 2024, the Company had no lease commitments or material contractual obligations other than the Merger Agreement and Exchange Agreement described in Note 8. In addition, the Company may be subject to contingencies arising from legal or regulatory matters from time to time (see Note 8). The Company may also be subject to contingencies arising from legal or regulatory matters from time to time, including matters that could affect the closing of the transactions described in Note 8.

7. RELATED PARTY TRANSACTIONS

During the years ended December 31, 2025 and 2024, an affiliated entity advanced funds of $0 and $60 to the Company for payment of the filing of its annual reports. As of December 31, 2025 and 2024, the Company owed $0 and $120 to the affiliated entity. The advance is non-interest bearing, unsecured, and due on demand.

The Company entered into the Exchange Agreement with BSG Series CM LLC, which the Company evaluated as a related party arrangement (see Note 8).

8. MERGER AGREEMENT AND ASSET-FOR-SHARE EXCHANGE AGREEMENT

Merger Agreement

On April 25, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Coeptis Therapeutics Holdings, Inc. (“Coeptis”) and CP Merger Sub Inc., a wholly-owned subsidiary of Coeptis (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Coeptis (the “Merger”).

On May 30, 2025, the Company entered into a Limited Waiver and First Amendment to the Merger Agreement that modified certain regulatory requirements and deliverables, including extensions related to the filing timeline under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). The amendment did not materially alter the consideration or structure of the Merger.

On June 5, 2025, the Company executed a Limited Waiver and Second Amendment to the Merger Agreement, which further updated certain HSR-related deliverables and clarified specific closing conditions.

On June 20, 2025, the Company executed a Limited Waiver and Third Amendment to the Merger Agreement, which further updated matters related to the spin out of subsidiaries and the consideration delivered in connection therewith.

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Z SQUARED INC.

NOTES TO FINANCIAL STATEMENTS

For the Years ended December 31, 2025 and 2024

Closing Conditions and Status

The closing of the Merger is subject to customary closing conditions, including, among other things, applicable shareholder approvals, effectiveness of a registration statement to be filed with the Securities and Exchange Commission, delivery of assets under the Exchange Agreement described below, and satisfaction of requirements associated with a court order and related monitoring provisions described below. As of December 31, 2025 and through the date these financial statements were issued, the Merger had not been consummated. Accordingly, these financial statements do not reflect the effects of the merger or any related transactions.

Following the closing of the Merger, the Company is expected to become the operating entity for the combined company’s cryptocurrency mining business, and Coeptis is expected to change its name accordingly.

Asset-for-Share Exchange Agreement (Related Party Transaction)

On April 25, 2025, the Company entered into an Asset-for-Share Exchange Agreement (the “Exchange Agreement”) with BSG Series CM LLC (the “Transferor”), pursuant to which the Transferor agreed to contribute certain computer equipment consisting of cryptocurrency mining machines (the “Assets”) to the Company in exchange for 40,446,956 shares of the Company’s common stock (the “Shares”).

Closing Conditions and Status

The transfer of the Assets and issuance of the Shares are contingent upon satisfaction of certain closing conditions, including the concurrent closing of the Merger and compliance with an order entered on April 21, 2025 in Securities and Exchange Commission v. David Feingold, et al., Case No. 1:25-cv-20436-DPG (S.D. Fla.) (the “SEC Order”). The SEC Order requires, among other things, that the Transferor make a court-appointed monitor aware of material business decisions prior to effecting the transfer contemplated by the Exchange Agreement and provide specified records to the monitor. As of December 31, 2025 and through the date these financial statements were issued, no assets or consideration have been exchanged and no Shares have been issued. Accordingly, the Company has not recorded the Assets or any related equity issuance in the accompanying financial statements.

The Assets to be delivered by the Transferor are expected to consist of approximately 9,000 cryptocurrency mining machines. As of December 31, 2025, the Company had not acquired or deployed any mining equipment and had not commenced mining operations (see Note 2).

Transfer Restrictions

The Shares to be issued under the Exchange Agreement are expected to be subject to contractual resale restrictions, including (i) a lock-up provision prohibiting sales unless the 10-day volume-weighted average price (“VWAP”) of the Company’s common stock exceeds $16.00 per share, (ii) leak-out limitations restricting monthly sales for a period following the Company becoming publicly traded, subject to specified volume limits and trading restrictions, and (iii) suspension and reinstatement provisions based on the Company’s closing stock price meeting specified thresholds.

Related Party - Measurement Considerations

The Company has evaluated the Exchange Agreement as a related party arrangement. The Company expects to evaluate the appropriate accounting for the transaction upon consummation, including whether the transaction represents a transfer of assets between entities under common control. Because the transaction has not been consummated as of the issuance date of these financial statements, no amounts have been recognized.

9. SEGMENT REPORTING

The Company operates in one operating and reportable segment focused on the development of cryptocurrency mining operations. The Company’s chief operating decision maker, the Company’s Chief Executive Officer, reviews operating results on a consolidated basis. For the years ended December 31, 2025 and 2024, the Company did not recognize revenue and had no customers. Substantially all activities and assets were located in the United States, and the Company had no long-lived assets or deployed mining equipment as of December 31, 2025.

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